Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

In re:	Chapter 11 Case No.

Lehman Brothers Holdings Inc., et al.,	08-13555

Debtors.

MONTHLY OPERATING REPORT

SELECTED DEBTOR BALANCE SHEETS

DEBTORS’ ADDRESS:

LEHMAN BROTHERS HOLDINGS INC.

c/o WILLIAM J. FOX
1271 AVENUE OF THE AMERICAS
35th FLOOR
NEW YORK, NY 10020

DEBTORS’ ATTORNEYS:	WEIL, GOTSHAL & MANGES LLP
c/o SHAI WAISMAN
767 FIFTH AVENUE
NEW YORK, NY 10153

REPORT PREPARER:	LEHMAN BROTHERS HOLDINGS INC., A DEBTOR IN POSSESSION (IN THE SOUTHERN DISTRICT OF NEW YORK)

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

By:	/s/ William J. Fox
William J. Fox
Executive Vice President
Lehman Brothers Holdings Inc.

Indicate if this is an amended statement by checking here:          AMENDED STATEMENT ____

TABLE OF CONTENTS

Schedule of Debtors	3

Lehman Brothers Commodity Services Inc.
Basis of Presentation	4
Balance Sheet	6

Lehman Brothers Commercial Corporation
Basis of Presentation	7
Balance Sheet	9

LB Rose Ranch LLC
Basis of Presentation	10
Balance Sheet	11

LB 2080 Kalakaua Owners LLC
Basis of Presentation	12
Balance Sheet	13

SCHEDULE OF DEBTORS

The following entities have filed for bankruptcy in the Southern District of New York:

	Case No.	Date Filed
Lead Debtor:
Lehman Brothers Holdings Inc. (“LBHI”)	08-13555	9/15/2008

Related Debtors:
LB 745 LLC	08-13600	9/16/2008
PAMI Statler Arms LLC(3)	08-13664	9/23/2008
Lehman Brothers Commodity Services Inc.	08-13885	10/3/2008
Lehman Brothers Finance SA(2)	08-13887	10/3/2008
Lehman Brothers Special Financing Inc.	08-13888	10/3/2008
Lehman Brothers OTC Derivatives Inc.	08-13893	10/3/2008
Lehman Brothers Derivative Products Inc.	08-13899	10/5/2008
Lehman Commercial Paper Inc.	08-13900	10/5/2008
Lehman Brothers Commercial Corporation	08-13901	10/5/2008
Lehman Brothers Financial Products Inc.	08-13902	10/5/2008
Fundo de Investimento Multimercado Credito Privado Navigator Investimento(1)	08-13903	10/5/2008
Lehman Scottish Finance L.P.	08-13904	10/5/2008
CES Aviation LLC	08-13905	10/5/2008
CES Aviation V LLC	08-13906	10/5/2008
CES Aviation IX LLC	08-13907	10/5/2008
East Dover Limited	08-13908	10/5/2008
Luxembourg Residential Properties Loan Finance S.a.r.l	09-10108	1/7/2009
BNC Mortgage LLC	09-10137	1/9/2009
LB Rose Ranch LLC	09-10560	2/9/2009
Structured Asset Securities Corporation	09-10558	2/9/2009
LB 2080 Kalakaua Owners LLC	09-12516	4/23/2009

(1)	Motion was granted on February 24, 2009 to dismiss the Chapter 11 case of this entity

(2)	On February 15, 2009, the Bankruptcy Liquidator and putative foreign representative for this entity, filed a Chapter 15 Petition seeking the dismissal of the Chapter 11 case

(3)

On May 26, 2009, a motion was filed on behalf of Lehman Brothers Holdings Inc. seeking entry of an order pursuant to Section 1112(b) of the Bankruptcy Code to dismiss the Chapter 11 Case of PAMI Statler Arms LLC, with a hearing to be held on June 24, 2009

LEHMAN BROTHERS COMMODITY SERVICES INC.

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 2, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Commodity Services Inc. (the “Company” or the “Debtor”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal quarterly adjustments that were generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of October 2, 2008, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.                 Fair value is determined by utilizing observable prices or pricing models utilizing a series of inputs to determine the present value of future cash flows.

g.              Derivative related assets and Derivative related liabilities represents amounts due from or to counterparties related to matured, terminated and open trades and are recorded at fair value net of cash and securities collateral received. The Company determined the fair value for derivative related assets and liabilities as follows: (1) utilized the fair values as of September 30, 2008 for trades open as of September 30, 2008, (2) utilized the fair values at the date of maturity or termination where the counterparty notified the Company prior to September 30, 2008, or (3) utilized the last valuation recorded by the Company prior to the LBHI bankruptcy filing where a fair value was unable to be determined.

h.              Subsequent to the bankruptcy filing by LBHI, certain of the Company’s derivative trades were transferred to other Chicago Mercantile Exchange members and the financial impact to the Company is undetermined as of the date of this MOR filing.

i.                  Receivables from Affiliates and Payables to Affiliates consists of derivative contracts recorded at fair value in the Debtor’s books and records on September 14, 2008, the closing date just prior to the Chapter 11 filing of LBHI, and other intercompany receivables and payables derived from the normal course of business. Certain derivative contracts with Affiliates have been terminated subsequent to September 14, 2008.

j.                  This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Estate which will be allocated to the Company in future monthly reports.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

LEHMAN BROTHERS COMMODITY SERVICES INC.

Balance Sheet  (Unaudited)

October 2, 2008

(in millions)

Assets
Cash	$20
Derivative Assets from Customers	2,735
Receivables from Affiliates	2,931
Other Assets	598

Total Assets	$6,284

Liabilities and Stockholder’s Equity
Derivative Liabilities to Customers	$2,303
Payables to Affiliates	2,510
Long-term Payables	696
Total Liabilities	5,509

Total Stockholder’s Equity	775

Total Liabilities and Stockholder’s Equity	$6,284

LEHMAN BROTHERS COMMERCIAL CORPORATION

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF OCTOBER 4, 2008

The information and data included in this report are derived from sources available to Lehman Brothers Commercial Corporation (the “Company” or the “Debtor”), a subsidiary of Lehman Brothers Holdings Inc. (“LBHI”), which has filed protection under Chapter 11 of the Bankruptcy Code along with LBHI and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but note that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its business, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.     This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in the LBHI’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.     This MOR does not reflect normal quarterly adjustments that were generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.     All information is as of October 4, 2008, unless otherwise indicated.

c.     This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.     This MOR is not presented in a GAAP-based SEC reporting format.

e.     Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.      In preparation of this MOR, in certain cases the Company has relied on certain financial information related to the Debtors and their financial condition provided by one or more third parties. Such information has not been verified in any manner.

g.     Fair value is determined by utilizing observable prices or pricing models utilizing a series of inputs to determine the present value of future cash flows.

h.     Derivative related assets and Derivative related liabilities represents amounts due from or to counterparties related to matured, terminated and open trades and are recorded at fair value net of cash collateral received. The Company determined the fair value for derivative related assets and liabilities as follows: (1) utilized the fair values as of September 30, 2008 for trades open as of September 30, 2008, (2) utilized the fair values was at the date of maturity or termination where the counterparty notified the Company prior to September 30, 2008, or (3) utilized the last valuation recorded by the Company prior to the LBHI bankruptcy filing where a fair value was unable to be determined.

i.      Receivables from affiliates and Payables to affiliates consists of derivative contracts recorded at fair value in the Debtor’s books and records on September 14, 2008, the closing date just prior to the Chapter 11 filing of LBHI, and other intercompany receivables and payables derived from the normal course of business. Certain derivative contracts with Affiliates have been terminated subsequent to September 14, 2008.

j.      This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Estate which will be allocated to the Company in future monthly reports.

2.     This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               This MOR has not been adjusted to reflect realizable or liquidation values. Impairment to the values of certain assets, as presented herein, may have occurred due to market conditions. Accordingly, future monthly reports may reflect write-down of such assets.

LEHMAN BROTHERS COMMERCIAL CORPORATION

Balance Sheet  (Unaudited)

October 4, 2008

(in millions)

Assets
Cash	$11
Derivative Assets from Customers	1,395
Receivables from Affiliates	2,887

Total Assets	$4,293

Liabilities and Stockholder’s Equity
Derivative Liabilities to Customers	$778
Payables to Affiliates	3,015
Accrued Expenses	58
Total Liabilities	3,851

Total Stockholder’s Equity	442

Total Liabilities and Stockholder’s Equity	$4,293

LB ROSE RANCH LLC

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF FEBRUARY 8, 2009

The information and data included in this report are derived from sources available to LB Rose Ranch LLC (the “Company”) which has filed protection under Chapter 11 of the Bankruptcy Code along with Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of February 8, 2009, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.                 In preparation of this MOR, in certain cases the Company has relied on certain financial information related to the Debtors and their financial condition provided by one or more third parties. Such information has not been verified in any manner.

g.              Real estate held for sale is recorded at fair value. Fair value is determined by a valuation model based on the net present value of estimated cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

h.              This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which will be allocated to the Company in future monthly reports.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               This MOR has not been adjusted to reflect realizable or liquidation values. Accordingly, future monthly reports may reflect additional write-downs of such assets.

LB ROSE RANCH LLC

Balance Sheet   (Unaudited)

February 8, 2009

(in thousands)

Assets
Cash	$579
Real Estate Held for Sale	6,370
Other Assets	2,319

Total Assets	$9,268

Liabilities and Stockholder’s Equity
Payables	$578
Total Liabilities	578

Total Stockholder’s Equity	8,690

Total Liabilities and Stockholder’s Equity	$9,268

LB 2080 KALAKAUA OWNERS LLC

BASIS OF PRESENTATION

BALANCE SHEET - MONTHLY OPERATING REPORT (“MOR”)

DATED AS OF APRIL 22, 2009

The information and data included in this report are derived from sources available to LB 2080 Kalakaua LLC (the “Company”) which has filed protection under Chapter 11 of the Bankruptcy Code along with Lehman Brothers Holdings Inc. (“LBHI”) and certain of its subsidiaries (collectively, the “Debtors”).  The Debtors’ Chapter 11 cases have been consolidated for procedural purposes only and are being jointly administered pursuant to Rule 101(b) of the Federal Rules of Bankruptcy Procedure. The Company has prepared this presentation, as required by the Office of the United States Trustee, based on the information available to the Company at this time, but notes that such information may be incomplete and may be materially deficient in certain respects.  This MOR is not meant to be relied upon as a complete description of the Company, its businesses, condition (financial or otherwise), results of operations, prospects, assets or liabilities. The Company reserves all rights to revise this report.

1.               This MOR is not prepared in accordance with U.S. generally accepted accounting principles (GAAP). This MOR should be read in conjunction with previously filed financial statements and accompanying notes in LBHI’s annual and quarterly reports that were filed with the United States Securities and Exchange Commission.  The MOR does not comply with GAAP and certain, but not all, of the deviations from GAAP are listed below:

a.               This MOR does not reflect normal quarterly adjustments that are generally recorded by the Company upon review of major accounts prior to the end of each quarterly accounting period.

b.              All information is as of April 22, 2009, unless otherwise indicated.

c.               This MOR does not include explanatory footnotes such as disclosures required under GAAP.

d.              This MOR is not presented in a GAAP-based SEC reporting format.

e.               Certain items presented in this MOR are under research and may be accounted for differently in future monthly reports.

f.                 In preparation of this MOR, in certain cases the Company has relied on certain financial information related to the Debtors and their financial condition provided by one or more third parties. Such information has not been verified in any manner.

g.              Real estate held for sale is recorded at fair value. Fair value is determined by a valuation model based on the net present value of estimated cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

h.              This MOR does not reflect an estimate of costs, including certain administrative services and bankruptcy related costs, incurred by the Debtor’s estate which will be allocated to the Company in future monthly reports.

2.               This MOR is not audited and will not be subject to audit or review by the Company’s external auditors at any time in the future.

3.               The Company is presently in negotiation to sell its only asset and this MOR has not been adjusted to reflect the net realizable value. Accordingly, future monthly reports may reflect additional write-downs of such assets.

LB 2080 KALAKAUA OWNERS LLC

Balance Sheet   (Unaudited)

April 22, 2009

(in thousands)

Assets
Cash	$63
Real Estate Held for Sale	3,650
Other Assets	118

Total Assets	$3,831

Liabilities and Stockholder’s Equity
Payables	$593
Payables to Affiliates	30,920
Total Liabilities	31,513

Total Stockholder’s Equity (Deficit)	(27,682)

Total Liabilities and Stockholder’s Equity	$3,831